UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 9, 2010

SUSQUEHANNA BANCSHARES, INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	001-33872	23-2201716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 North Cedar Street, Lititz, Pennsylvania		17543
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (717) 626-4721

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 9, 2010, Susquehanna Bancshares, Inc. (“Susquehanna”) entered into an Underwriting Agreement (the “Common Stock Underwriting Agreement”) with J.P. Morgan Securities Inc., as representative of the underwriters (the “Underwriters”), that provides for the issuance and sale by Susquehanna, and the purchase by the Underwriters, of 37,500,000 shares of common stock, par value $2.00 per share, of Susquehanna (the “Common Stock”). The Underwriters are offering the Common Stock at an initial offering price to the public of $8.00 per share. The Underwriters also have been granted an option to purchase up to 5,625,000 additional shares of Common Stock.

Also on March 9, 2010, Susquehanna and Susquehanna Capital II (the “Trust”) entered into an Underwriting Agreement (the “Trust Preferred Underwriting Agreement”) with J.P. Morgan Securities Inc., as representative of the Underwriters, that provides for the issuance and sale by the Trust, and the purchase by the Underwriters, of $50,000,000 aggregate liquidation amount of 11% Trust Preferred Securities, Series II (the “Trust Preferred Securities”), of the Trust. The Trust Preferred Securities have a liquidation amount of $1,000 per Trust Preferred Security.

J.P. Morgan Securities Inc. and Keefe, Bruyette & Woods, Inc. acted as underwriters for the offerings described above. The shares of Common Stock to be issued pursuant to the Common Stock Underwriting Agreement and the Trust Preferred Securities to be issued pursuant to the Trust Preferred Underwriting Agreement are registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (File No. 333-165349). Susquehanna expects the issuance of Common Stock to close on or about March 15, 2010 and the issuance of the Trust Preferred Securities to close on or about March 16, 2010. A copy of the Common Stock Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated by reference herein. A copy of the Trust Preferred Underwriting Agreement is filed as Exhibit 1.2 to this report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
1.1	Underwriting Agreement, dated March 9, 2010, by and between Susquehanna Bancshares, Inc. and J.P. Morgan Securities Inc.

1.2	Underwriting Agreement, dated March 9, 2010, by and among Susquehanna Bancshares, Inc., Susquehanna Capital II and J.P. Morgan Securities Inc.

5.1	Opinion of Morgan, Lewis & Bockius LLP regarding the validity of the Common Stock

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSQUEHANNA BANCSHARES, INC. (Registrant)

By:	/s/ Drew K. Hostetter
Drew K. Hostetter
Executive Vice President and Chief Financial Officer

Dated: March 10, 2010

Exhibit Index

Exhibit	Description
1.1	Underwriting Agreement, dated March 9, 2010, by and between Susquehanna Bancshares, Inc. and J.P. Morgan Securities Inc.

1.2	Underwriting Agreement, dated March 9, 2010, by and among Susquehanna Bancshares, Inc., Susquehanna Capital II and J.P. Morgan Securities Inc.

5.1	Opinion of Morgan, Lewis & Bockius LLP regarding the validity of the Common Stock